UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Emily R. Enslow, Vice President/Secretary
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2019

Date of reporting period:  August 31, 2018

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Semi-Annual Report
August 31, 2018

Wasmer Schroeder High Yield Municipal Fund

August 31, 2018

Dear Shareholder:

We are pleased to present the August 31, 2018 semi-annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) increased by 5 cents to $10.68 per share during the six months ended August 31, 2018; over those six months, shareholders received monthly income distributions totaling 21 cents per share. Factoring in the reinvestment of dividends, the Fund underperformed the Bloomberg Barclays Municipal High Yield Index by 331 basis points and outperformed the Bloomberg Barclays Municipal Bond Index by 72 basis points.

	Wasmer Schroeder	Bloomberg Barclays	Bloomberg Barclays
	High Yield Municipal	Municipal High	Municipal Bond
Period	Fund (WSHYX)	Yield Index	Index
2/28/2018 – 8/31/2018	2.47%	5.78%	1.75%

U.S. Interest Rates

Despite stellar GDP growth, near record-low unemployment, rebounding wages and record valuations in the equity markets, the bond market continues to project concern about the strength and longevity of the current economic expansion. The U.S. Treasury yield curve exhibited a notable bull flattening bias over the six months ended August 31, 2018, with the 10-year area of the curve representing the directional fulcrum point between higher and lower rates over the period. 2-year Treasury yields were impacted by tighter monetary policy out of the Federal Open Market Committee (“FOMC”) and ended August higher, by 38 basis points, to 2.63%. 30-year yields were lower by 11 basis points to 3.02%, reflecting stubbornly low core inflation measures, geopolitical uncertainties surrounding international trade, and the continuation of low (and even negative) interest rates in other developed economies. 10-year yields were unchanged at 2.86%. The slope of the curve, as measured by the difference between 2-year and 30-year yields (2/30), fell to just 39 basis points – its flattest reading since July 2007.

A flattening yield curve holds historical significance for fixed income investors, particularly if that flattening eventually leads to an inverted curve. A recent study by Bauer and Mertens (2018) of the Federal Reserve Bank of San Francisco noted, “A well-established regularity in postwar U.S. economic history is that an inverted yield curve—when long-term rates drop below short-term rates—is generally followed shortly afterward by an economic recession.”1

While we have not quite reached the inflection point of an inversion, we have seen the 2/30 slope of the curve fall by 362 basis points since its post-Financial Crisis peak of 401 basis points in February 2011. And even though the economy continues to show remarkable strength, and volatility measures are hovering near all-time lows, it is imperative that the yield curve not be ignored – particularly in an environment where default risk and liquidity premiums are so heavily discounted relative to historical norms.

Wasmer Schroeder High Yield Municipal Fund

Tax Exempt Municipal Bond Market

Consistent with the movement in the Treasury market, the tax exempt municipal yield curve was flatter during the period with yields on 1- to 3-year maturities higher by 20-30 basis points. However, unlike the Treasury curve which saw strength on the long end, long municipal yields were higher by approximately 4 basis points. 10-year ‘AAA’ tax exempt bonds ended August higher by 2 basis points to close at 2.49%.

The theme of higher yields on the short-end of the market actually disguised what was a period of strong demand in that area of the curve. The municipal-to-Treasury yield ratio on 2-year munis began March at 70% but, by mid-July, it had fallen all the way to 60% - very close to a 5-year tight. While the ratio eventually moved off the lower bound to 65% by the end of August, the move highlighted the influence that retail investors can have on valuations in the market. As has often been the case, retail investors tend to avoid duration out of fear of rising rates, which can lead to excess demand for short-term bonds. The impact of these retail buying pattens was further accentuated during the period by low new issue supply, which ended August down -10% compared to 2017 and -24% compared to the same period in 2016.

Intermediate and long municipal bonds outperformed the short end during the period as yields were generally unchanged to slightly higher. Again, the performance figures don’t tell the entire story. Unlike the 2-year area of the curve, municipal-to-Treasury ratios remained fairly elevated during the period with 10- and 30-year ratios closing out August at 86% and 102%, respectively. These wider ratios were primarily the result of reduced participation from institutional buyers as banks and insurance companies have been paring back their holdings of tax exempt bonds since corporate tax rates were cut last year.

This movement all translated into incrementally stronger performance results as investors moved further out the yield curve. For example, the Bloomberg Barclays 1-Year Index posted a total return of 0.69% during the six months ended August 31, 2018. Meanwhile, the Bloomberg Barclays 10-Year Index and Long Index posted total returns of 1.96% and 2.07%, respectively. As has so often been the case in recent years, holding longer durations within one’s portfolio paid off.

The other qualifier for the municipal market during the period was exposure to credit, which was yet again a source of strong performance for muni investors. The Bloomberg Barclays ‘AAA’ Index produced a total return of 1.42% during the six months ended August 2018. The ‘BBB’ Index outperformed the ‘AAA’ Index by 136 basis points with a total return of 2.78%. The outperformance of lower investment grade paper is becoming a common theme recently: the ‘BBB’ Index has outperformed the ‘AAA’ Index in 16 of the last 19 quarters.

The positive returns in the below investment grade sector of the market were even more pronounced, with the Bloomberg Barclays Municipal High Yield Index posting a total return of 5.78% during the period – an outperformance of 436 basis points when compared to ‘AAA’ bonds and 300 basis points versus ‘BBB’. The

Wasmer Schroeder High Yield Municipal Fund

performance correlation between High Yield and ‘BBB’ has been increasingly steadily since the Financial Crisis, so the absolute amount of outperformance in high yield during the period demands attention. A quick review of the High Yield Municipal Index’s attribution for the period reveals two primary drivers of performance. First, the Tobacco sector, which is the second largest sector in the index behind Healthcare, returned 10.75% during the period. Second, Puerto Rico, which still has some Index eligible debt but only represents 4% of the Index, was up 32.44% over the six months ended August. These two sectors represented just 21% of the benchmark but delivered 55% of the Index’s return.

Wasmer Schroeder High Yield Municipal Fund

The significant rally in the Tobacco sector and uninsured Puerto Rico bonds – neither of which are held in the Fund – presented a tough benchmark performance comparison for the period. The Fund’s 2.47% return trailed the Municipal High Yield Index by 331 basis point while outperforming the investment grade Municipal Index by 72 basis points for the period ended August 31, 2018.

The Fund’s yield profile benefits from a maturity structure that utilizes the entire scope of the municipal yield curve. All maturity tenors posted positive returns during the period, with the 10-25 year area of the portfolio producing the bulk of the portfolio’s performance. Given our prior comments on the slope of the curve, we continue to see value in longer duration tax exempt securities, particularly as one extends from 10 years and out. The steepness of the curve, combined with the benefit of credit spreads, creates an attractive risk reward dynamic where investors can potentially pick up yield with only a marginal increase in overall duration.

Spreads have continued to decline throughout the course of the year, with notable compression between yields on below investment grade bonds compared with ‘BBB’ rated bonds. This is consistent with our prior comments about the rally in Tobacco and Puerto Rico, which are arguably the two weakest sectors in the High Yield Index from a credit quality perspective. We have been taking note of this trend over recent quarters and have been purposely reinvesting the portfolio with a preference towards ‘A’ and ‘BBB’ rated names rather than below investment grade and non-rated issuers. The declining risk premiums between these ratings categories has resulted in diminishing relative value opportunities and we believe the correlation of forward performance between ratings categories and sectors has increased. Consistent with our long-term approach to credit, we will continue to focus on the areas of the market where we see the greatest relative value for investors rather than simply chasing rating categories. We believe this approach puts the Wasmer Schroeder High Yield Municipal Fund in a more opportunistic position to mitigate against potential spread widening while also maintaining a higher degree of liquidity to capitalize on opportunities that might develop over the coming quarters.

As of August 31, 2018, the Fund’s duration-to-worst was 5.3 years and the Fund’s average maturity was 16.4 years. The Fund ended the six-month period with a portfolio consisting of 108 individual securities. This reflects our belief that

Wasmer Schroeder High Yield Municipal Fund

diversification is an important risk-management component of any strategy that focuses on credit opportunities.

We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Director of Tax Exempt Portfolio Management
Wasmer, Schroeder & Company

[1]	Bauer & Mertens (2018), Information in the Yield Curve about Future Recessions
https://www.frbsf.org/economic-research/files/el2018-20.pdf

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal Bond Index, the Bloomberg Barclays 1-Year (1-2) Municipal Bond Index, the Bloomberg Barclays 10-Year (8-12) Municipal Bond Index, the Bloomberg Barclays Long (22+) Municipal Bond Index, the Bloomberg Barclays ‘AAA’ Municipal Bond Index and the Bloomberg Barclays ‘BBB’ Municipal Bond Index  are rules-based, market-weighted indices which represent various components of the investment grade tax-exempt bond market.  Bonds eligible for inclusion in the indices must be rated investment grade, must have an outstanding par value of at least $7 million, be issued as part

Wasmer Schroeder High Yield Municipal Fund

of a transaction of at least $75 million and meet the maturity or rating thresholds described in the index name.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2018 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2018 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Group and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/18 – 8/31/18).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses with actual net expenses limited to 0.75% of the Fund’s average daily net assets per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2018 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/18	8/31/18	3/1/18 – 8/31/18
Actual	$1,000.00	$1,024.70	$3.83
Hypothetical
(5% return before expenses)	$1,000.00	$ 996.22	$3.77

*
Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited)

	Principal
MUNICIPAL BONDS – 97.94%	Amount	Value
Arizona – 0.80%
La Paz County Industrial Development
Authority Revenue Bonds
5.00%, 2/15/2038 (Callable 2/15/2028)	$700,000	$750,043

California – 5.38%
California Statewide Communities
Development Revenue Bonds
5.25%, 12/1/2029 (Callable 12/1/2024)	1,500,000	1,664,519
5.25%, 12/1/2044 (Callable 12/1/2024)	750,000	812,453
Palomar Health California Revenue Bonds
5.00%, 11/1/2028 (Callable 11/1/2026)	1,345,000	1,502,177
San Joaquin Hills Transportation Corridor
Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	1,000,000	1,090,050
		5,069,199

Colorado – 3.18%
Colorado Health Facilities Authority Revenue Bonds
5.00%, 6/1/2042 (Callable 6/1/2027)	1,200,000	1,317,396
Denver Colorado Convention Center Hotel
Authority Revenue Bonds
5.00%, 12/1/2033 (Callable 12/1/2026)	1,500,000	1,679,535
		2,996,931

District of Columbia – 3.06%
District of Columbia Revenue Bonds
6.25%, 10/1/2032 (Callable 4/1/2021)	330,000	350,206
6.50%, 10/1/2041 (Callable 4/1/2021)	2,385,000	2,536,495
		2,886,701

Florida – 8.35%
Babcock Ranch Community Independent
Special District Revenue Bonds
4.25%, 11/1/2021	495,000	504,940
4.75%, 11/1/2026 (Callable 11/1/2025)	925,000	952,075
5.00%, 11/1/2031 (Callable 11/1/2025)	155,000	157,506
5.25%, 11/1/2046 (Callable 11/1/2025)	265,000	267,973
Collier County Health Facilities Authority Revenue Bonds
5.00%, 5/1/2045 (Callable 5/1/2025)	1,000,000	1,087,090
Florida Higher Educational Facilities Financial
Authority Revenue Bonds
5.00%, 4/1/2032 (Callable 4/1/2022)	500,000	531,880

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited), Continued

	Principal
	Amount	Value
Florida – 8.35% (Continued)
Halifax Hospital Medical Center Florida
Hospital Revenue Bonds
5.00%, 6/1/2036 (Callable 6/1/2026)	$1,000,000	$1,103,010
Lee County Industrial Development Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	500,000	505,545
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,071,280
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	367,598
Palm Beach County Health Facilities Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	1,100,000	1,252,625
Talis Park Community Development
District Special Assessment
5.25%, 5/1/2021	70,000	70,251
		7,871,773

Georgia – 2.44%
Cobb County Kennestone Hospital Authority Revenue Bonds
5.00%, 4/1/2037 (Callable 4/1/2027)	500,000	555,115
Private Colleges & Universities Authority Revenue Bonds
5.00%, 4/1/2044 (Callable 4/1/2024)	1,625,000	1,745,689
		2,300,804

Guam – 2.00%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	537,650
Guam Power Authority Revenue Bonds
5.00%, 10/1/2021	495,000	527,135
5.00%, 10/1/2034 (Callable 10/1/2022)	780,000	819,351
		1,884,136

Illinois – 13.10%
Chicago Board of Education General Obligation Bonds
5.50%, 12/1/2026 (AGC Insured)	1,530,000	1,759,913
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	1,000,000	1,054,130
City of Chicago Illinois General Obligation Bonds
5.00%, 1/1/2024	520,000	560,695
5.00%, 1/1/2025	1,285,000	1,394,174
5.50%, 1/1/2039 (Callable 1/1/2025)	1,025,000	1,094,731
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2026	530,000	603,283
5.00%, 11/1/2044 (Callable 11/1/2024)	500,000	534,615

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited), Continued

	Principal
	Amount	Value
Illinois – 13.10% (Continued)
Metropolitan Pier & Exposition Authority Revenue Bonds
5.20%, 6/15/2050 (Callable 6/15/2020)	$2,050,000	$2,087,802
State of Illinois General Obligation Bonds
5.00%, 2/1/2021	600,000	625,506
5.25%, 7/1/2030 (Callable 7/1/2023)	1,020,000	1,079,027
5.00%, 5/1/2034 (Callable 5/1/2024)	525,000	542,714
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	1,027,090
		12,363,680

Iowa – 1.94%
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,825,000	1,833,559

Maine – 1.75%
Maine Health & Higher Education
Facilities Authority Revenue Bonds
5.00%, 7/1/2024 (Callable 7/1/2023)	850,000	916,648
5.00%, 7/1/2027 (Callable 7/1/2023)	300,000	317,607
5.00%, 7/1/2033 (Callable 7/1/2023)	395,000	412,321
		1,646,576

Maryland – 7.38%
Baltimore Maryland Convention Center Revenue Bonds
5.00%, 9/1/2030 (Callable 9/1/2027)	1,115,000	1,269,304
5.00%, 9/1/2031 (Callable 9/1/2027)	1,000,000	1,135,460
Maryland State Economic Development Corp.
Student Housing Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	1,000,000	1,073,330
Maryland State Economic Development
Corp. Transportation Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	1,650,000	1,839,701
Rockville Maryland Mayor & Council
Economic Development Revenue Bonds
5.00%, 11/1/2027 (Callable 11/1/2024)	500,000	555,965
5.00%, 11/1/2035 (Callable 11/1/2024)	500,000	542,795
5.00%, 11/1/2042 (Callable 11/1/2024)	500,000	540,380
		6,956,935

Massachusetts – 1.14%
Massachusetts Development Finance Agency Revenue Bonds
5.00%, 7/1/2044 (Callable 7/1/2025)	500,000	537,600
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	536,440
		1,074,040

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited), Continued

	Principal
	Amount	Value
Michigan – 3.69%
Detroit Michigan City School District General Obligation Bonds
5.25%, 5/1/2032 (AGM Insured)	$300,000	$360,333
Michigan Finance Authority Revenue Bonds
5.00%, 7/1/2034 (Callable 7/1/2024) (NATL Insured)	870,000	947,239
5.00%, 7/1/2035 (Callable 7/1/2025)	1,015,000	1,107,923
5.00%, 7/1/2044 (Callable 7/1/2024)	1,000,000	1,064,790
		3,480,285

Minnesota – 6.54%
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
4.16%, 2/1/2000 (a)	15,000	9,150
4.16%, 2/1/2002 (a)	30,000	18,300
4.16%, 2/1/2005 (a)	20,000	12,200
4.16%, 2/1/2006 (a)	20,000	12,200
4.16%, 2/1/2007 (a)	65,000	39,650
4.16%, 6/1/2008 (a)	10,000	6,100
4.16%, 2/1/2017 (a)	450,000	274,500
4.16%, 2/1/2025 (a)	9,500,000	5,795,000
		6,167,100

New Jersey – 6.16%
City of Atlantic City New Jersey General Obligation Bonds
5.00%, 3/1/2026 (BAM Insured)	215,000	244,111
5.00%, 3/1/2027 (BAM Insured)	100,000	114,487
5.00%, 3/1/2042 (Callable 3/1/2027) (BAM Insured)	550,000	603,361
New Jersey Economic Development Authority
School Facilities Revenue Bonds
5.00%, 6/15/2025	500,000	556,355
5.00%, 6/15/2034 (Callable 6/15/2024)	1,000,000	1,066,480
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.00%, 6/15/2025 (Callable 6/15/2023)	1,000,000	1,082,340
4.625%, 6/15/2030 (Callable 6/15/2025)	1,000,000	1,053,110
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,082,370
		5,802,614

New York – 2.94%
Brooklyn Arena Local Development Corp. Revenue Bonds
4.00%, 7/15/2031 (Callable 1/15/2027) (AGM Insured)	500,000	525,375
New York Transportation Development Corp. Revenue Bonds
5.00%, 1/1/2031 (Callable 1/1/2028)	2,000,000	2,245,240
		2,770,615

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited), Continued

	Principal
	Amount	Value
Oklahoma – 1.20%
Oklahoma Development Finance Authority Revenue Bonds
5.50%, 8/15/2057 (Callable 8/15/2028)	$1,000,000	$1,130,820

Oregon – 2.52%
Clackamas County Hospital Facility Authority Revenue Bonds
5.00%, 11/15/2032 (Callable 11/15/2025)	700,000	768,201
5.00%, 11/15/2047 (Callable 11/15/2025)	500,000	536,930
5.00%, 11/15/2052 (Callable 11/15/2025)	1,000,000	1,065,940
		2,371,071

Pennsylvania – 4.10%
Allentown Neighborhood Improvement Zone
Development Authority Revenue Bonds
5.00%, 5/1/2042 (Callable 5/1/2028)	1,500,000	1,625,340
Commonwealth Financing Authority Tobacco
Master Settlement Payment Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	1,000,000	1,121,080
Pennsylvania Turnpike Commission Revenue Bonds
5.00%, 12/1/2040 (Callable 12/1/2025)	500,000	554,310
Philadelphia Gas Works Co. Revenue Bonds
5.00%, 10/1/2032 (Callable 10/1/2026)	500,000	566,610
		3,867,340

Puerto Rico – 6.71%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	694,240
Puerto Rico Commonwealth Aqueduct &
Sewer Authority Revenue Bonds
5.00%, 7/1/2028 (Callable 10/1/2018) (AGC Insured)	1,020,000	1,059,178
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 10/1/2018) (NATL Insured)	555,000	558,446
5.00%, 7/1/2023 (Callable 10/1/2018) (NATL Insured)	180,000	180,772
5.00%, 7/1/2024 (Callable 10/1/2018) (NATL Insured)	420,000	421,651
5.00%, 7/1/2024 (Callable 10/1/2018) (AGM Insured)	450,000	468,707
Puerto Rico Highways & Transportation
Authority Revenue Bonds
4.75%, 7/1/2038 (Callable 10/1/2018) (NATL Insured)	2,000,000	1,991,820
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	870,000	947,308
		6,322,122

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited), Continued

	Principal
	Amount	Value
South Carolina – 1.71%
South Carolina Public Service Authority Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2026)	$500,000	$545,400
5.00%, 12/1/2056 (Callable 12/1/2026)	1,000,000	1,069,540
		1,614,940

Tennessee – 1.50%
Chattanooga Health Educational & Housing
Facility Board Revenue Bonds
5.00%, 10/1/2035 (Callable 10/1/2025)	650,000	697,541
Chattanooga Tennessee Health, Educational,
and Student Housing Facility Board Revenue Bonds
5.00%, 10/1/2029 (Callable 10/1/2025)	500,000	551,885
5.00%, 10/1/2030 (Callable 10/1/2025)	150,000	164,675
		1,414,101

Texas – 3.96%
Austin Convention Enterprises, Inc. Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2027)	575,000	632,420
5.00%, 1/1/2034 (Callable 1/1/2027)	850,000	925,947
Central Texas Regional Mobility Authority Revenue Bonds
5.00%, 1/1/2046 (Callable 1/1/2026)	1,000,000	1,090,710
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2034 (Callable 8/15/2024)	1,000,000	1,084,880
		3,733,957

Vermont – 0.87%
City of Burlington Vermont Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	795,000	820,869

Virginia – 1.12%
City of Chesapeake Virginia Expressway
Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	510,000	521,399
5.00%, 7/15/2047 (Callable 7/15/2022)	500,000	533,175
		1,054,574

Washington – 3.28%
Greater Wenatchee Regional Events Center
Public Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	194,243
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,021,610
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2022	750,000	819,885
4.00%, 12/1/2026	500,000	528,005
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	529,695
		3,093,438

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited), Continued

	Principal
	Amount	Value
Wisconsin – 1.12%
Wisconsin Health & Educational Facilities
Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	$1,000,000	$1,053,670
TOTAL MUNICIPAL BONDS (Cost $89,191,047)		92,331,893

MONEY MARKET FUND – 1.90%	Shares
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 1.82% (b)	1,794,563	1,794,563
TOTAL MONEY MARKET FUND (Cost $1,794,563)		1,794,563
Total Investments (Cost $90,985,610) – 99.84%		94,126,456
Other Assets in Excess of Liabilities – 0.16%		146,233
TOTAL NET ASSETS – 100.00%		$94,272,689

Scheduled principal and interest payments are guaranteed by the following bond insurers.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
BAM – Build America Mutual
NATL – National Public Finance Guarantee
The insurance does not guarantee the market value of the municipal bonds.
(a)
The securities are in default and are not making full payments of interest and principal when due. The securities are making semi-annual distributions of variable amounts of cash flow. These amounts are determined by factors including, but not limited to, property occupancy levels, per unit rental rates and capital reinvestment expenses. The coupon accrual rate being utilized by the Fund is reviewed annually for consistency by the portfolio manager and will generally be based upon 50-150% of prior period distributions, depending on changes in the previously mentioned factors.

(b)	Rate shown is the 7-day annualized yield at August 31, 2018.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2018 (Unaudited)

ASSETS
Investments, at market value (cost $90,985,610)	$94,126,456
Receivables
Fund shares sold	38,000
Interest	1,115,442
Prepaid expenses	15,313
Total assets	95,295,211

LIABILITIES
Payables
Investments purchased	538,951
Distributions payable	214,781
Fund shares redeemed	173,557
Due to adviser	39,770
Administration and fund accounting fees	27,626
Audit fees	10,033
Transfer agent fees and expenses	7,824
Reports to shareholders	3,420
Chief Compliance Officer fee	2,287
Legal fees	978
Trustee fees and expenses	974
Custody fees	936
Accrued expenses	1,385
Total liabilities	1,022,522
NET ASSETS	$94,272,689

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	8,828,830
Net asset value, redemption price and offering price per share	$10.68

COMPONENTS OF NET ASSETS
Paid-in capital	$90,789,242
Accumulated undistributed net investment loss	(3,556)
Accumulated undistributed net realized gain on investments	346,157
Net unrealized appreciation on investments	3,140,846
Total net assets	$94,272,689

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2018 (Unaudited)

NET INVESTMENT INCOME
Income
Interest	$2,376,229
Total investment income	2,376,229

Expenses
Advisory fees (Note 4)	267,457
Administration and fund accounting fees (Note 4)	58,468
Transfer agent fees and expenses (Note 4)	15,831
Registration fees	12,433
Audit fees	10,033
Trustee fees and expenses	7,836
Legal fees	5,378
Chief Compliance Officer fees (Note 4)	4,537
Custody fees (Note 4)	3,343
Miscellaneous	3,307
Shareholder reporting	2,769
Insurance	1,611
Total expenses before recoupment	393,003
Plus: recoupment by adviser (Note 4)	5,695
Net expenses	398,698
Net investment income	1,977,531

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	225,302
Change in unrealized appreciation on investments	313,029
Net realized and unrealized gain on investments	538,331
Net increase in net assets resulting from operations	$2,515,862

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months	For the
	Ended	Year Ended
	August 31, 2018	February 28,
	(Unaudited)	2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,977,531	$3,607,195
Net realized gain on investments	225,302	316,152
Change in unrealized
appreciation on investments	313,029	1,417,956
Net increase in net assets
resulting from operations	2,515,862	5,341,303

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(2,021,824)	(3,601,658)
Net realized gains on investments	—	(234,125)
Total distributions	(2,021,824)	(3,835,783)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,458,685	36,287,850
Proceeds from shares issued in
reinvestment of dividends	1,101,998	2,733,454
Cost of shares redeemed+	(35,081,552)	(21,420,155)
Net increase/(decrease) in net assets resulting
from capital share transactions	(24,520,869)	17,601,149

Total increase/(decrease) in net assets	(24,026,831)	19,106,669

NET ASSETS
Beginning of period	118,299,520	99,192,851
End of period	$94,272,689	$118,299,520
Accumulated undistributed net
investment income/(loss)	$(3,556)	$40,737

CHANGES IN SHARES OUTSTANDING
Shares sold	886,682	3,373,514
Shares issued in reinvestment of dividends	103,356	254,437
Shares redeemed	(3,293,976)	(1,997,053)
Net increase/(decrease) in shares outstanding	(2,303,938)	1,630,898

+	Net of redemption fees of $270 and $7,120, respectively.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	For the					For the period
	Six Months		For the	For the	For the	March 31,
	Ended		Year	Year	Year	2014*
	August 31,		Ended	Ended	Ended	through
	2018		February 28,	February 28,	February 29,	February 28,
	(Unaudited)		2018	2017	2016	2015
Net asset value,
beginning of period	$10.63		$10.44	$10.76	$10.78	$10.00
Income from
investment operations:
Net investment income^	0.20		0.36	0.40	0.51	0.53
Net realized and
unrealized gain/(loss)
on investments	0.06		0.20	(0.22)	(0.02)	0.77
Total from
investment
operations	0.26		0.56	0.18	0.49	1.30
Less distributions
to shareholders:
From net investment
income	(0.21)		(0.35)	(0.40)	(0.51)	(0.52)
From net realized gains
on investments	—		(0.02)	(0.10)	—	—
Total dividends	(0.21)		(0.37)	(0.50)	(0.51)	(0.52)
Redemption fees^#	0.00		0.00	0.00	0.00	0.00
Net asset value,
end of period	$10.68		$10.63	$10.44	$10.76	$10.78

Total return	2.47	%+	5.42%	1.65%	4.67%	13.27	%+

Supplemental data and ratios:
Net assets, end of
period (thousands)	$94,273		$118,300	$99,193	$101,847	$82,400
Ratio of net expenses to
average net assets:
Before fee waivers/
recoupment	0.74	%++	0.88%	0.95%	1.01%	1.08	%++
After fee waivers/
recoupment	0.75	%++	0.92%	0.97%	1.00%	1.00	%++
Ratio of net investment
income to average net assets:
Before fee waivers/
recoupment	3.71	%++	3.34%	3.76%	4.77%	5.48	%++
After fee waivers/
recoupment	3.70	%++	3.30%	3.74%	4.78%	5.56	%++
Portfolio turnover rate	9	%+	11%	32%	27%	16	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2016-2018 or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

C.
Security Transactions, Income, Expenses and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the six months ended August 31, 2018, the Fund retained $270 in redemption fees.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of August 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.  As of August 31, 2018, the Fund had investments in illiquid securities with a total value of $6,167,100 or 6.54% of total net assets.

Information concerning these illiquid securities is as follows:

Security	PAR	Dates Acquired	Cost Basis
Southcentral MN Revenue Bonds	$10,110,000	9/04 – 2/14	$4,433,456

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  The Fund did not hold Rule 144A securities at August 31, 2018.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2018:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$92,331,893	$—	$92,331,893
Money Market Fund	1,794,563	—	—	1,794,563
Total Investments	$1,794,563	$92,331,893	$—	$94,126,456

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at August 31, 2018, the end of the reporting period.  There were no transfers between levels during the six months ended August 31, 2018.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended August 31, 2018, Wasmer, Schroeder & Company, LLC (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. For the six months ended August 31, 2018, the Fund incurred $267,457 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 0.75% of average daily net assets of the Fund’s Institutional Class. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2018, the Adviser did not waive advisory fees. The Adviser has recouped all previously waived expenses for the Fund in the amount of $5,695.

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV,  prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

For the six months ended August 31, 2018, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$58,468
Transfer Agency (excludes out-of-pocket expenses)	10,605
Chief Compliance Officer	4,537
Custody	3,343

At August 31, 2018, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$27,626
Transfer Agency (excludes out-of-pocket expenses)	5,550
Chief Compliance Officer	2,287
Custody	936

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,253,158 and $30,514,621, respectively.  The Fund had no long-term purchases or sales of U.S. Government securities during the six months ended August 31, 2018.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $10,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2018, the Fund drew on its line of credit.  The Fund had an outstanding average balance of $51,152, paid a weighted average interest rate of 4.77%, and incurred interest expense of $1,247.  During the six months ended August 31, 2018, the maximum borrowing by the Fund occurred on May 16, 2018 in the amount of $8,005,000.  At August 31, 2018, the Fund had no outstanding loan amounts.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended August 31, 2018 and the year ended February 28, 2018 was as follows:

	Six Months Ended	Year Ended
	August 31, 2018	February 28, 2018
Ordinary income	$31,537	$103,251
Tax-exempt income	1,990,287	3,404,745
Long-term capital gain	—	202,973

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

As of February 28, 2018, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$114,389,088
Gross unrealized appreciation	3,835,676
Gross unrealized depreciation	(1,007,859)
Net unrealized appreciation (a)	2,827,817
Undistributed ordinary and tax-exempt income	246,600
Undistributed long-term capital gains	120,855
Total distributable earnings	367,455
Other accumulated gains/(losses)	(205,863)
Total accumulated earnings/(losses)	$2,989,409

(a)	Book-basis and tax-basis net unrealized appreciation are the same.

At February 28, 2018 “Other accumulated gains/losses” consisted of distributions payable of $205,863.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

High Yield Risk – High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

Fixed Income Securities Risks – Fixed income (debt) securities are generally subject to the following risks:

o
Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

o
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

o
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Fund may have to invest the proceeds in lower-yielding securities.

Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Liquidity Risk – The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

Reinvestment Risk – A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Tax and Taxability Risk – The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at August 31, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WSC-MUNI (1-855-972-6864) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Wasmer, Schroeder & Company, LLC
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864). Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Vice President/Secretary/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Emily R. Enslow
Emily R. Enslow, Vice President/Secretary/Principal Executive Officer

Date   11/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Emily R. Enslow
Emily R. Enslow, Vice President/Secretary/Principal Executive Officer

Date   11/8/18

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date   11/8/18

* Print the name and title of each signing officer under his or her signature.